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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 23, 2002
                Date of Report (Date of earliest event reported)


                                 PXRE GROUP LTD.

             (Exact name of registrant as specified in its charter)




         Bermuda                     1-15259                98-0214719
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation or organization)    File No.)          Identification No.)

         Swan Building                            P.O. Box HM 1282
         26 Victoria Street                       Hamilton HM FX
         Hamilton HM 12                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)





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Item 5.       Other Events

         On December 23, 2002, PXRE Group Ltd. entered into a quota share reinsurance agreement with P-1 Re Ltd., a newly formed special purpose Bermuda reinsurer. The reinsurance agreement provides PXRE with $194 million in funded reinsurance protection against property catastrophe, marine, aviation, satellite and per-risk losses over the next two years. A copy of the reinsurance agreement is attached to this Form 8-K as Exhibit 10.1.

Item 7.       Exhibits

Exhibit No.   Description

10.1 Catastrophe Quota Share Reinsurance Agreement, dated as of December 23, 2002, among PXRE Reinsurance Company, PXRE Reinsurance Ltd. and P-1 Re Ltd.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PXRE Group Ltd.
                              --------------------------------------------------
                              (Registrant)

                              By: /s/  Jeffrey L. Radke
                                  ----------------------------------------------
                                   Name:   Jeffrey L. Radke
                                   Title:  President and Chief Operating Officer

Date:  December 23, 2002